FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR THE LENOX VILLAGE PORTFOLIO

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR THE LENOX VILLAGE PORTFOLIO (this “First Amendment”) is made and entered into as of the 15th day of September, 2015 by and between LENOX VILLAGE PROPERTIES, LLC, a Tennessee limited liability company, LENOX VILLAGE LIFESTYLE CENTER, LLC, a Tennessee limited liability company, and LENOX VILLAGE LIFESTYLE CENTER III, LLC, a Tennessee limited liability company (collectively referred to herein as the “Seller”), and PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement For The Lenox Village Portfolio (the “Agreement”) dated August 11, 2015, for three (3) separate properties more particularly described in Exhibit A of the Agreement and referred to herein as “Lenox Village Town Center”; the “Regent Building”; and “LV III” (each, a “Property” and collectively, the “Properties”); and

WHEREAS, Seller and Purchaser now desire to amend and modify the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to such terms in the Agreement.

2.	The first sentence of Section 2.01 of the Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof:
“The period beginning on the Effective Date and ending at 5:00 p.m. Central Standard Daylight Time on September 25, 2015 shall be referred to as the “Due Diligence Period”.”

3.	Except as expressly amended herein, all terms and conditions of the Agreement remain in full force and effect.
4.    This First Amendment may be executed via facsimile or electronic PDF     counterpart and a facsimile or PDF signature page shall be deemed an original for     purposes of this First Amendment.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have hereto signed, sealed, and delivered this First Amendment as of the date first above written.

SELLER:
LENOX VILLAGE PROPERTIES, LLC, a
Tennessee limited liability company
By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

LENOX VILLAGE LIFESTYLE CENTER, LLC, a
Tennessee limited liability company

By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

LENOX VILLAGE LIFESTYLE CENTER III, LLC,
a Tennessee limited liability company

By:/s/ David C McGowan_____________

Name: _ David C McGowan___________

Title: _Chief Manager_________________

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASER:

PREFERRED APARTMENT COMMUNITIES OPERATING             PARTNERSHIP, L.P., a Delaware limited partnership

By:    Preferred Apartment Advisors, LLC,     a Delaware limited liability                 company, its Agent

By: _/s/ Jeffrey R. Sprain____________
Jeffrey R. Sprain
General Counsel and Secretary

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